EXHIBIT 10.2

                               FOURTH AMENDMENT TO
                         ARIZONA PUBLIC SERVICE COMPANY
                           DEFERRED COMPENSATION PLAN


            Effective January 1, 1978, ARIZONA PUBLIC SERVICE COMPANY (the "Company") adopted the ARIZONA PUBLIC SERVICE COMPANY DEFERRED COMPENSATION PLAN (the "Plan"). The Plan was subsequently amended and restated several times, the most recent amendment and restatement becoming effective January 1, 1986. The Plan was thereafter amended effective January 1, 1986, January 1, 1987, and January 1, 1993. By this instrument, the Company desires to amend the Plan to offset any benefits payable to or on behalf of a participant by any benefits payable to or on behalf of that participant under the Pinnacle West Capital Corporation, Arizona Public Service Company, SunCor Development Company and El Dorado Investment Company Supplemental Executive Benefit Plan.

            1. This Amendment shall amend only the provisions of the Plan as set forth herein, and those provisions not expressly amended hereby shall be considered in full force and effect.

            2. Section IV of the Plan is hereby amended to add a new Paragraph G at the end thereof, which shall read as follows:

              G. Benefit Offset. Notwithstanding anything in this Section IV or the Plan to the contrary, if benefits become payable under the Pinnacle West Capital Corporation, Arizona Public Service Company, SunCor Development Company and El Dorado Investment Company Supplemental Executive Benefit Plan (the "SEBP"), the benefits payable to a Participant or his Beneficiary under this Section IV shall be aggregated with any benefits payable to the Participant or his designated beneficiary under the Pinnacle West Capital Corporation, Arizona Public Service Company, SunCor Development Company and El Dorado Investment Company Deferred Compensation Plan and the aggregated benefits shall be offset and reduced by any benefits payable to the Participant or his designated beneficiary under the SEBP. For purposes of this Paragraph G, the benefits payable under this Section IV shall be determined by the Committee, in its sole and absolute discretion, as of the date the benefits are paid to the Participant or his designated beneficiary under the SEBP and without regard to the offset required by this Paragraph G.


            3. Section V of the Plan is hereby amended to add a new Paragraph L at the end thereof, which shall read as follows:

              L. Benefit Offset. Notwithstanding anything in this Section V or the Plan to the contrary, if benefits become payable under the Pinnacle West Capital Corporation, Arizona Public Service Company, SunCor Development Company and El Dorado Investment Company Supplemental Executive Benefit Plan (the "SEBP"), the present value of the benefits payable to a Participant or his Beneficiary under this Section V shall be aggregated with any benefits payable to the Participant or his designated beneficiary under the Pinnacle West Capital Corporation, Arizona Public Service Company, SunCor Development Company and El Dorado Investment Company Deferred Compensation Plan and the aggregated benefits shall be offset and reduced by any benefits payable to the Participant or his designated beneficiary under the SEBP. For purposes of this Paragraph L, the present value of the benefits payable under this Section V shall be determined as of the date the benefits are paid to the Participant or his designated beneficiary under the SEBP and without regard to the offset required by this Paragraph L. Present value shall be determined by the Committee in its sole and absolute discretion.

            4. The provisions of this Amendment shall be effective as of May 1, 1993.

            Except as amended and supplemented by this instrument, the Company hereby ratifies the Plan as restated effective January 1, 1986 and thereafter amended.
            DATED:  August 1, 1994.

                                           ARIZONA PUBLIC SERVICE COMPANY



                                           By: Armando Flores
                                               ----------------------
                                               Its: HR Vice-President
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